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Statutory Prospectus Supplement dated February 6, 2017

The purpose of this mailing is to provide you with changes to the current Statutory Prospectuses for Cash Management Class, Corporate Class, Institutional Class, Personal Investment Class, Private Investment Class, Reserve Class and Resource Class shares of the Funds listed below:

Liquid Assets Portfolio

STIC Prime Portfolio

Treasury Portfolio

Government & Agency Portfolio

Treasury Obligations Portfolio

Tax-Free Cash Reserve Portfolio

The following information replaces in its entirety the third paragraph appearing under the heading “Other Information – Dividends and Distribution – Dividends” in the prospectus:

“Dividends are paid on settled shares of the Treasury Portfolio as of 5:30 p.m. Eastern Time, Tax-Free Cash Reserve Portfolio as of 4:00 p.m. Eastern Time, Treasury Obligations Portfolio as of 3:30 p.m. Eastern Time, and Liquid Assets Portfolio and STIC Prime Portfolio as of 3:00 p.m. Eastern Time (“Settlement Time”). If a Fund closes early on a business day, such Fund will pay dividends on settled shares at such earlier closing time. Generally, shareholders whose purchase orders have been accepted by the Funds prior to the respective Fund’s Settlement Time, or an earlier close time on any day that a Fund closes early, are eligible to receive dividends on that business day. The dividend declared on any day preceding a non-business day or days of a Fund will include the net income accrued on such non-business day or days. Dividends and distributions are reinvested in the form of additional full and fractional shares at net asset value unless the shareholder has elected to have such dividends and distributions paid in cash. See “Pricing of Shares -Timing of Orders” for a description of the Fund’s business days.”

The following information replaces in its entirety the third paragraph appearing under the heading “Shareholder Account Information – How to Purchase Shares and Shareholder Eligibility – Purchasing Shares – Tax-Free Cash Reserve Portfolio” in the prospectus:

“Natural persons may purchase shares using one of the options below. Unless the Fund closes early on a business day, the Funds’ transfer agent will generally accept any purchase order placed until 4:00 p.m. Eastern Time on a business day. If the Fund closes early on a business day, the Funds’ transfer agent must receive your purchase order prior to such closing time. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.”

The following information replaces in its entirety the table appearing under the heading “Shareholder Account Information – Redeeming Shares – How to Redeem Shares – Tax-Free Cash Reserve Portfolio” in the prospectus:

Tax-Free Cash Reserve Portfolio
Through a Financial Intermediary	Contact your financial intermediary. Redemption proceeds will be transmitted electronically to your pre-authorized bank account. The Funds’ transfer agent must receive your financial intermediary’s instructions before 4:00 p.m. Eastern Time in order to effect the redemption at that day’s closing price.

By Telephone	A person who has been authorized to make transactions in the account application may make redemptions by telephone. You must call the Funds’ transfer agent before 4:00 p.m. Eastern Time in order to effect the redemption at that day’s closing price.

By Liquidity Link	If you place your redemption request via Liquidity Link, the Funds’ transfer agent must generally receive your redemption request before 4:00 p.m. Eastern Time in order to effect the redemption at that day’s closing price.

The following information replaces in its entirety the first paragraph appearing under the heading “Shareholder Account Information – Redeeming Shares – Payment of Redemption Proceeds - Tax-Free Cash Reserve Portfolio” in the prospectus:

“The Funds’ transfer agent will normally wire payment for redemptions received prior to 4:00 p.m. Eastern Time on the business day received, and in any event no more than seven days, after your redemption request is received in good order. If the Funds’ transfer agent receives a redemption request on a business day after 4:00 p.m. Eastern Time, the redemption will be effected at the net asset value of the Fund determined on the next business day, and the Funds’ transfer agent will normally wire redemption proceeds on such next business day, and in any event no more than seven days, after your redemption request is received in good order.”

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The following information replaces in its entirety the first paragraph appearing under the heading “Shareholder Account Information – Pricing of Shares – Determination of Net Asset Value – Treasury Obligations Portfolio and Tax-Free Cash Reserve Portfolio” in the prospectus:

“The price of each Fund’s shares is the Fund’s net asset value per share. Treasury Obligations Portfolio will generally determine the net asset value of its shares at 3:30 p.m. Eastern Time. Tax-Free Cash Reserve Portfolio will generally determine the net asset value of its shares at 4:00 p.m. Eastern Time.”

The following information replaces in its entirety the fifth and sixth paragraphs appearing under the heading “Shareholder Account Information – Pricing of Shares – Timing of Orders” in the prospectus:

“Thirty minutes prior to the Funds’ net asset value determination, Treasury Portfolio, Government & Agency Portfolio and Treasury Obligations Portfolio may, in their discretion, limit or refuse to accept purchase orders and may not provide same-day payment of redemption proceeds.

If a Fund closes early on a business day, as described under “Pricing of Shares – Timing of Orders”, the Fund will calculate its net asset value as of the time of such closing.”

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